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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 15, 2004
                                                         --------------

                        Monarch Community Bancorp, Inc.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

      Maryland                          0-49814                 04-3627031
      --------                      ---------------            ------------
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)


                375 North Willowbrook Road, Coldwater, MI 49036
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                    (Address of principal executive offices)

                                 (517) 278-4566
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.
            ------------------------------------

      On April 15, 2004, Monarch Community Bancorp, Inc. ("MCBF") consummated its acquisition of MSB Financial, Inc. ("MSBF") pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of September 2, 2003 and Amended and Restated as of September 24, 2003, by and among MCBF, Monarch Acquisition Corp. and MSBF (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, each share of MSBF common stock will be converted into the right to receive $15.04 in cash without interest and a number of shares equal to 0.2381 of Monarch Community Bancorp, Inc. common stock. MCBF will issue a total of 310,951 shares of common stock and pay a total of approximately $19.7 million to former MSBF stockholders. MCBF will issue the stock consideration out of its authorized but unissued shares and has received dividends from Monarch Community Bank and Marshall Savings Bank, F.S.B. to pay the cash consideration. The press release issued by MCBF announcing the consummation of the merger is attached as
Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.
            ---------------------------------------

            (a)   The  following  financial  statements  of  MSBF  appearing  in
                  Appendix C of the Proxy Statement/Prospectus contained in MCBF's Registration Statement on Form S-4 (File No. 333-110694) are incorporated hereby by reference:

                  Report of Independent Auditors
                  Consolidated Balance Sheets at June 30, 2003 and 2002 Consolidated Statements of Income for the Years Ended
                     June 30, 2003 and 2002
                  Consolidated Statements of Changes in Shareholders' Equity
                     for the Years Ended June 30, 2003 and 2002
                  Consolidated Statements of Cash Flows for the Years Ended
                     June 30, 2003 and 2002
                  Notes to Consolidated Financial Statements

                  The following unaudited financial statements of MSBF contained
                  in  MSBF's  Form  10-QSB   filed  on  February  13,  2004  are
                  incorporated hereby by reference:

                  Condensed Consolidated Balance Sheets
                     at December 31, 2003 (unaudited)
                  Condensed Consolidated Statements of Income for the Three and
                     Six Months Ended December 31, 2003 and 2002 (unaudited)
                  Condensed Consolidated Statements of Changes in Shareholders'
                     Equity For the Six Months Ended December 31, 2003
                     (unaudited)
                  Condensed Consolidated Statements of Cash Flows for the Six
                     Months Ended December 31, 2003 and 2002 (unaudited)
                  Notes to Condensed Consolidated Financial Statements
                     (unaudited)


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            (b)   The  Unaudited  Pro  Forma  Condensed  Combined   Consolidated
                  Balance Sheet as of December 31, 2003 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Year Ended December 31, 2003 are incorporated herein by reference to Exhibit 99.4

            (c) Exhibits: The following exhibits are filed as part of this report:

                  Exhibit 2.1 Amended and Restated Agreement and Plan of Merger, dated September 2, 2003 and Amended and Restated as of September 24, 2003 by and between Monarch Community Bancorp, Inc., Monarch
                                Acquisition   Corp.  and  MSB   Financial,  Inc.
                                (Incorporated by reference to MCBF's Current
                                Report on Form 8-K filed with the Securities and Exchange Commission on September 26, 2003.)

                  Exhibit 23.1  Consent of Independent Auditors

                  Exhibit 99.1  Press release dated April 15, 2004

                  Exhibit 99.2 MSB Financial, Inc.'s Audited Financial Statements at and for the year ended June 30, 2003 (incorporated herein by reference to Appendix C of the Proxy Statement/Prospectus contained in Monarch Community Bancorp, Inc.'s Registration Statement on Form S-4
                                (File No. 333-110694)

                  Exhibit 99.3 MSB Financial, Inc.'s Unaudited Financial Statements at and for the six months ended December 31, 2003 (incorporated herein by reference to MSB Financial, Inc.'s Quarterly Report on Form 10-QSB as filed with the SEC on February 13, 2004 (File No. 0-24898)

                  Exhibit 99.4 Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet as of December 31, 2003 and Unaudited Pro Forma Condensed Combined Consolidated Statement of Income for the Year Ended December 31, 2003


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Monarch Community Bancorp, Inc.


Dated: April 30, 2004                By: /s/ John R. Schroll
                                         --------------------------------------
                                         John R. Schroll
                                         President and Chief Executive Officer